SCHEDULE 14A
                                 (Rule 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement   [ ]  Confidential, For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                              ALABAMA POWER COMPANY
                (Name of Registrant as Specified In Its Charter)
 ___________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.
     (1) Title of each class of securities to which transaction applies:

___________________________________________________________________________
     (2) Aggregate number of securities to which transaction applies:

___________________________________________________________________________
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

___________________________________________________________________________
         (4) Proposed maximum aggregate value of transaction:

___________________________________________________________________________
         (5) Total fee paid:

___________________________________________________________________________
         [ ] Fee paid previously with preliminary materials:

___________________________________________________________________________

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
___________________________________________________________________________

         (2) Form, Schedule or Registration State No.:
___________________________________________________________________________

         (3) Filing Party:
___________________________________________________________________________
         (4) Date Filed:
___________________________________________________________________________

                              ALABAMA POWER COMPANY
                               Birmingham, Alabama
                               -------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be Held on November 21, 2001
                                ----------------

                      NOTICE IS HEREBY GIVEN that a special meeting of the
             shareholders of Alabama Power Company will be held in the conference room of the office of our corporate secretary on the 17th floor at 600 North 18th Street, Birmingham, Alabama, on November 21, 2001 at 8:00 a.m., Central time, to consider and act on the following proposal, as more fully described in the attached Proxy Statement:

                          PROPOSAL: To amend the Charter to increase the
                      percentages in the definition of Rate Multiple set forth in the Auction Procedures of the 1988 Auction Series of the Company's Class A Preferred Stock, with stated capital of $100 per share and the 1993 Auction Series of the Company's Class A Preferred Stock, with stated capital of $100,000 per share to the percentages set forth below:

                                       Prevailing Rating         Percentage
                                       -----------------         ---------
                                       AA/aa or Above                 150%
                                       A/a                            175%
                                       BBB/baa                        200%
                                       Below BBB/baa                  250%

             and for the purpose of transacting any and all business in connection with the foregoing and any other business that may properly come before said meeting or any adjournments or postponements thereof.

                      Only holders of the Company's common stock, the 1988
             Auction Series of the Company's Class A Preferred Stock, with stated capital of $100 per share and the 1993 Auction Series of the Company's Class A Preferred Stock, with stated capital of $100,000 per share of record at the close of business on November 1, 2001 will be entitled to notice of and to vote at said meeting or any adjournments or postponements thereof.

                      For the reasons set forth in the attached Proxy Statement, you are urged to vote FOR the proposal.

                      YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES
             YOU OWN. PLEASE MARK, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. In the event you are able to attend the meeting, you may revoke the Proxy by voting your shares in person.

                                        BY ORDER OF THE BOARD OF
                                        DIRECTORS


                                        William E. Zales, Jr.
                                        Vice President and Corporate Secretary
             Birmingham, Alabama
             November 9, 2001

                              ALABAMA POWER COMPANY
                               Birmingham, Alabama
                               -------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                         To be Held on November 21, 2001
                                ----------------

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Alabama Power Company, an Alabama corporation (the "Company"), from the holders (the "Preferred Shareholders") of the 1988 Auction Series of our outstanding Class A preferred stock, with stated capital of $100 per share (the "1988 Auction Preferred Stock") and the 1993 Auction Series of our outstanding Class A preferred stock, with stated capital of $100,000 per share (the "1993 Auction Preferred Stock" and, together with the 1988 Auction Preferred Stock, the "Preferred Stock"). Such Proxies are to be used at our Special Meeting of Shareholders to be held in the conference room of the office of our corporate secretary on the 17th floor at 600 North 18th Street, Birmingham, Alabama, on November 21, 2001, at 8:00 a.m., Central time, or any adjournments or postponements of such meeting (the "Special Meeting").

         This Proxy Statement is first being mailed on or about November 9, 2001. The record date is November 1, 2001 for all Preferred Stock (the "Record Date").

         Our principal executive offices are located at 600 North 18th Street, Birmingham, Alabama 35291 and our telephone number is (205) 257-1000.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSED AMENDMENT.


                                     SUMMARY

         Our Board of Directors is soliciting proxies from all holders of the shares of our outstanding Preferred Stock (the "Shares") for use at the Special Meeting. The Special Meeting is being held to consider an amendment to our charter (the "Charter") which would increase the percentages in the definition "Rate Multiple" in the Auction Procedures of the 1988 Auction Preferred Stock and the 1993 Auction Preferred Stock.

-------------------------------------------------------------------------------

            You may call William E. Zales, Jr., Vice President and Corporate Secretary (the "Corporate Secretary") at 205-257-2714 if you have any questions or need assistance in voting your shares. If you need additional copies of this Proxy Statement, the Proxy or other proxy materials, you should contact the Corporate Secretary , and such copies will be furnished to you promptly at our expense.
-------------------------------------------------------------------------------

         The above summary is qualified in its entirety by, and you should read carefully, the more detailed information appearing elsewhere in this Proxy Statement.


                        EXECUTION AND REVOCATION OF PROXY

         The enclosed Proxy is solicited by our Board, which recommends voting FOR the Proposed Amendment. We have been advised that all shares of our common stock will be voted FOR the Proposed Amendment. If you intend to vote at the Special Meeting by proxy, you must use the enclosed Proxy. Shares of our outstanding Preferred Stock represented by properly executed Proxies received at or prior to the Special Meeting will be voted in accordance with the instructions on the Proxy. If no instructions are indicated, duly executed Proxies will be voted FOR the Proposed Amendment. It is not anticipated that any other matters will be brought before the Special Meeting; however, the enclosed Proxy gives discretionary authority to the proxy holders named therein should any other matters be presented at the Special Meeting, and the proxy holders intend to act on any other matters in their discretion.

         Execution of the Proxy will not prevent you from attending the Special Meeting and voting in person. You may revoke your proxy at any time before it is voted by delivering to our Corporate Secretary written notice of revocation bearing a later date than the Proxy, by delivering a duly executed Proxy bearing a later date or by voting in person by ballot at the Special Meeting.


                               PROPOSED AMENDMENT

Business to Come Before the Special Meeting

         The following proposed amendment (the "Proposed Amendment") to our Charter is the only item of business expected to be presented at the Special Meeting.

         THE FOLLOWING STATEMENTS ARE SUMMARIES OF THE SUBSTANCE OR GENERAL EFFECT OF PROVISIONS OF THE CHARTER, AND ARE QUALIFIED IN THEIR ENTIRETY BY THE CHARTER. SEE APPENDIX A OF THIS PROXY STATEMENT FOR THE TEXT OF THE PROVISIONS TO BE ADDED.

         We propose to amend the Charter to increase the percentages in the definition of Rate Multiple set forth in the Auction Procedures of the 1988 Auction Preferred Stock and the 1993 Auction Preferred Stock to the percentages set forth below:

                           Prevailing Rating                   Percentage
                           -----------------                    ----------
                           AA/aa or Above                          150%
                           A/a                                     175%
                           BBB/baa                                 200%
                           Below BBB/baa                           250%

         The dividend rate for each dividend period of the 1988 Auction Preferred Stock and the 1993 Auction Preferred Stock is determined by an auction. In each auction, holders of the applicable Shares indicate whether they desire to (i) continue to hold the Shares without regard to the dividend rate determined in the auction, (ii) continue to hold the Shares if the dividend rate determined in the auction is equal to or greater than the rate bid by the holder, or (iii) sell the Shares without regard to the dividend rate determined in the auction. Potential holders offer to purchase Shares if the dividend rate determined in the auction is equal to or greater than the dividend rate bid by the potential holder. On each date on which an auction is held to determine the dividend rate of the 1988 Auction Preferred Stock or the 1993 Auction Preferred Stock (an "Auction Date"), the auction agent determines whether there are Sufficient Clearing Bids, as described below, and sets the dividend rate for the next dividend period.

         To determine whether there are Sufficient Clearing Bids and to set the dividend rate for the following dividend period, the auction agent must calculate the Maximum Rate. The Maximum Rate of the 1988 Auction Preferred Stock and the 1993 Auction Preferred Stock is determined by multiplying the 60-day "AA" Composite Commercial Paper Rate times the Rate Multiple. The Rate Multiple is determined using the table set forth in the definition of Rate Multiple.

         The current definition of Rate Multiple includes the following table:

                           Prevailing Rating                   Percentage
                           -----------------                   ----------
                           AA/aa or Above                          110%
                           A/a                                     120%
                           BBB/baa                                 150%
                           Below BBB/baa                           200%

         The following is a calculation of the Maximum Rate using the current definition of Rate Multiple and the proposed definition of Rate Multiple in the Proposed Amendment based on our current rating:
______________________________________________________________________________
         60-day "AA" Composite      Prevailing        Rate           Maximum
         Commercial Paper Rate*      Rating         Multiple          Rate
_____________________________________________________________________________

Current        2.07%                BBB/baa         150%             3.11%
_____________________________________________________________________________

Proposed       2.07%                BBB/baa         200%             4.14%
_____________________________________________________________________________


         * Determined as of November 5, 2001.

         Sufficient Clearing Bids will exist if the number of applicable Shares that are the subject of submitted bids by potential holders specifying rates not higher than the Maximum Rate equals or exceeds the sum of (i) the number of Shares that are the subject of submitted bids by existing holders specifying rates higher than the Maximum Rate and (ii) the number of Shares that are the subject of orders to sell the Shares without regard to the dividend rate determined in the auction.

         If Sufficient Clearing Bids have been made, the dividend rate for the next dividend period will be the lowest rate specified in the submitted bids that would result in all of the outstanding Shares subject to the auction to continue to be held by existing holders or purchased by potential holders.

         If Sufficient Clearing Bids do not exist (other than because all of the outstanding Shares subject to the auction are subject to bids by existing holders specifying a desire to continue to hold the Shares without regard to the dividend rate determined in the auction) the dividend rate for the next succeeding dividend period for such series will be equal to the Maximum Rate.

         If Sufficient Clearing Bids do not exist because all of the outstanding Shares subject to the auction are subject to bids by existing holders specifying a desire to continue to hold the Shares without regard to the dividend rate determined in the auction, the dividend rate for the next dividend period will be equal to 58% of the of the 60-day "AA" Composite Commercial Paper Rate in effect on the Auction Date.

         In no event will the dividend rate for any dividend period exceed the Maximum Rate.

Reasons for the Proposed Amendment

         Since the respective dates of the issuance of the 1988 Auction Preferred Stock and the 1993 Auction Preferred Stock, market conditions have changed and investors currently demand a higher risk premium on corporate securities. We were informed that as a result of the increase in the risk premium required by investors, it was necessary for us to increase the Maximum Rate. The Rate Multiple determines the Maximum Rate investors will receive in the event Sufficient Clearing Bids are not received in an auction. By increasing the Maximum Rate, we increase the risk premium offered to investors and increase the probability of receiving Sufficient Clearing Bids. If we do not increase the percentages in the definition of Rate Multiple, there will be an increase in the possibility that Sufficient Clearing Bids will not exist in upcoming auctions.

As a result, the Company will be required to pay the Maximum Rate. The market perceives such a failure to receive Sufficient Clearing Bids in an auction as an indication that Sufficient Clearing Bids will not be received in subsequent auctions. We seek to dispel such a perception and ensure a market for the 1988 Auction Preferred Stock and 1993 Auction Preferred Stock. In doing so, we hope to decrease the possibility that the dividend rate will be set at the Maximum Rate.

         The Proposed Amendment will also impact the liquidity of the Shares. The transferability of the Shares is largely dependent on receiving Sufficient Clearing Bids in an auction. The Shares may only be transferred in an auction. If Sufficient Clearing Bids do not exist in an auction, existing holders may not be able to sell their Shares. By increasing the potential to receive Sufficient Clearing Bids, we are increasing the possibility that an existing holder, if desired, will be able to transfer its Shares in an auction.

Certain Effects of the Proposed Amendment

         Following the adoption of the Proposed Amendment, the percentages in the definition of Rate Multiple will be increased which will increase the Maximum Rate. We believe that as a result of the increase in the Maximum Rate, the 1988 Auction Preferred Stock and the 1993 Auction Preferred Stock will be more marketable under current market conditions. The Shares will be more marketable because the risk premium will be increased to a level that is acceptable to the market.

         As a result of having a higher Maximum Rate, the potential to receive Sufficient Clearing Bids in an auction will be increased. This should decrease the potential that the dividend rate will be set at the Maximum Rate.

         A higher Maximum Rate which increases the possibility that Sufficient Clearing Bids will exist in an auction also increases the possibility that an existing holder will be able to transfer its Shares in an auction.


                                  VOTING SHARES

         For all Preferred Stock, November 1, 2001 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Special Meeting.

         Our Charter authorizes the issuance of 6,000,000 shares of common stock, $40 par value, of which 6,000,000 shares are outstanding. All of the outstanding shares are owned by The Southern Company ("Southern").

         Our Charter also authorizes 27,500,000 shares of Class A preferred stock, par value $1 per share. There were 500,000 shares of the 1988 Auction Preferred Stock outstanding and 200 shares of 1993 Auction Preferred Stock outstanding on the Record Date. Those series constitute individual series Class A preferred stock and vary from each other with respect to dividend rates, redemption prices and amounts payable on liquidation. The holders of the 1988 Auction Preferred Stock and the 1993 Auction Preferred Stock are entitled to vote on the Proposed Amendment as a single class, each share of 1988 Auction Preferred Stock being entitled to one vote and each share of 1993 Auction Preferred Stock being entitled to 1,000 votes.

         Pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a beneficial owner of a security is any person who directly or indirectly has or shares voting or investment power over such security. No person or group is known by us to be the beneficial owner of more than 5% of the Shares as of October 30, 2001.

         Our officers and directors as a group owned, as of October 30, 2001, less than 1% of the total number of Shares and of the common stock of Southern.

                       VOTING REQUIREMENTS AND PROCEDURES

         We can only take action on the Proposed Amendment if a quorum of Preferred Shareholders is present, in person or by proxy, at the Special Meeting. Therefore, it is very important that you return your completed and signed Proxy. A majority of the total eligible outstanding votes of Preferred Shareholders, voting together as a single class, constitutes a quorum. Once a Share is represented for any purpose at the Special Meeting (other than solely to object to holding the Special Meeting or to transacting business at the Special Meeting), it is deemed present for quorum purposes for the remainder of the Special Meeting. Abstentions will be counted as present for purposes of determining the presence or absence of a quorum. Broker non-votes will not be counted as present for quorum purposes. Broker non-votes are votes that brokers holding shares of record for their customers are not permitted to be cast because the brokers have not received specific instructions from their customers.

         Adoption of the Proposed Amendment requires that the holders of the shares of our capital stock then outstanding and entitled to vote (i.e., the common stock) cast more votes FOR the Proposed Amendment than against it. Southern, the owner of all of our outstanding shares of common stock, has advised us that it intends to vote all of the outstanding shares of common stock FOR the Proposed Amendment.

         Because the rights of the Preferred Shareholders will be affected by the Proposed Amendment in a substantially similar way, adoption of the Proposed Amendment also requires the approval of the Preferred Shareholders voting together as a single class. Assuming a quorum is present, in person or by proxy, the Proposed Amendment will be approved if the votes cast FOR the Proposed Amendment exceed the votes case against it. Therefore, abstentions and broker non-votes will have no effect on the adoption or rejection of the Proposed Amendment.

         Votes at the Special Meeting will be tabulated preliminarily by the Corporate Secretary. Inspectors of Election, duly appointed by the presiding officer of the Special Meeting, will definitively count and tabulate the votes and determine and announce the results at the Special Meeting. We have no established procedure for confidential voting.


                             SOLICITATION OF PROXIES

         We will bear the cost of the solicitation of proxies. Proxies will be solicited by mail or by telephone. Our officers and employees or affiliates and officers and employees of Lehman Brothers Inc. may solicit proxies personally or by telephone; such persons will receive no additional compensation for these services.

         We have requested that brokerage houses and other custodians, nominees and fiduciaries forward solicitation materials to the beneficial owners of shares of our outstanding Preferred Stock held of record by such persons and will reimburse such brokers and other fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith.


                                RIGHT TO DISSENT

         The Proposed Amendment does not create rights of appraisal or similar rights of dissent.

                         FINANCIAL AND OTHER INFORMATION

         We are subject to the informational requirements of the Exchange Act and, in accordance with the Exchange Act, we file reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, DC 20549; 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; or 233 Broadway, New York, New York 10279. Copies of such material can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants that file electronically with the Commission, including us. Reports, proxy materials and other information about us are also available at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

         Our financial statements and related information included in our Annual Report on Form 10-K for the year ended December 31, 2000, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001 and our Current Reports on Form 8-K dated February 28, 2001 and August 22, 2001 each as filed with the Commission, are hereby incorporated by reference. All documents subsequently filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Special Meeting (or any adjournment or postponement thereof) shall be deemed to be incorporated by reference in this Proxy Statement and to be a part of this Proxy Statement from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or in any other subsequently filed document that is deemed to be incorporated by reference in this Proxy Statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

         We will provide without charge to you, on your written or oral request, a copy of any or all of our documents described above that have been incorporated by reference in this Proxy Statement, other than exhibits to such documents. You should direct your requests to Corporate Secretary, Alabama Power Company, 600 North 18th Street, Birmingham, Alabama 35291, telephone: (205) 257-2714. The information relating to us contained in this Proxy Statement does not purport to be comprehensive and should be read together with the information contained in the documents incorporated by reference.

-------------------------------------------------------------------------------

            You should direct any questions or requests for assistance in connection with this Proxy Statement and the accompanying Proxy to William E. Zales, Jr., Vice President and Corporate Secretary at (205) 257-2714. Requests for additional copies of this Proxy Statement, the Proxy or other proxy materials may be directed to the Corporate Secretary, and such copies will be furnished to you promptly at our expense.
-------------------------------------------------------------------------------


                         INDEPENDENT PUBLIC ACCOUNTANTS

         No representative of Arthur Andersen LLP, our independent public accountants, is expected to be present at the Special Meeting unless prior to the day of the Special Meeting our Corporate Secretary has received written notice from a Preferred Shareholder addressed to the Corporate Secretary at Alabama Power Company, 600 North 18th Street, Birmingham, Alabama 35291, that such Preferred Shareholder will attend the Special Meeting and wishes to ask questions of a representative of Arthur Andersen LLP.

                               DELIVERY OF PROXIES

         Properly executed Proxies must be received by mail at or prior to the time of the Special Meeting, which will be held on November 21, 2001. Proxies may be mailed to the Company to the attention of the Corporate Secretary. A postage paid return envelope is enclosed for your convenience.


                              SHAREHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 2002 Annual Meeting, shareholder proposals must be received by the Company no later than December 6, 2001, and must otherwise comply with the requirements of Rule 14a-8.


                                  OTHER MATTERS

         The Board of Directors knows of no matter other than the Proposed Amendment to come before the Special Meeting. If any other matters properly come before the Special Meeting or any adjournment or postponement of the Special Meeting, it is intended that the persons designated as proxies in the enclosed Proxy will vote on such matters in their discretion.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       William E. Zales, Jr.
                                       Vice President and Corporate Secretary

Birmingham, Alabama
November 9, 2001

                                   APPENDIX A

       PROVISIONS OF THE CHARTER TO BE MODIFIED BY THE PROPOSED AMENDMENT


         Unless otherwise defined, capitalized terms used herein are used as defined in the Charter.

The Prevailing Rating Table in Part II, Auction Procedures, 1. Certain Definitions, paragraph (r) "Rate Multiple" of the amendment to the Joint Agreement Between Alabama Power Company and Birmingham Electric Company Prescribing the Terms and Conditions of Merger Of Birmingham Electric Company Into and With Alabama Power Company, dated as of October 21, 1952, as amended, as filed with the Alabama Secretary of State as of November 22, 1988 is hereby deleted in its entirety and replaced with the following:

                           Prevailing Rating*                  Percentage
                           -----------------                   ----------
                           AA/aa or Above                        150%
                           A/a                                   175%
                           BBB/baa                               200%
                           Below BBB/baa                         250%


                           * As explained below, in the event of a split rating the prevailing rating will be determined by reference to the lower of the two ratings.

The Prevailing Rating Table in Part II, Auction Procedures, 1. Certain Definitions, paragraph (r) "Rate Multiple" of the amendment to the Joint Agreement Between Alabama Power Company and Birmingham Electric Company Prescribing the Terms and Conditions of Merger Of Birmingham Electric Company Into and With Alabama Power Company, dated as of October 21, 1952, as amended, as filed with the Alabama Secretary of State as of November 2, 1993 is hereby deleted in its entirety and replaced with the following:


                           Prevailing Rating*                  Percentage
                           ------------------                  ----------
                           AA/aa or Above                        150%
                           A/a                                   175%
                           BBB/baa                               200%
                           Below BBB/baa                         250%


                           * As explained below, in the event of a split rating the prevailing rating will be determined by reference to the lower of the two ratings.

         Questions or requests for assistance may be directed to the Corporate Secretary at the telephone number and address listed below. Requests for additional copies of this Proxy Statement, the accompanying Proxy and other proxy materials may be directed to the Corporate Secretary, and such copies will be furnished promptly at our expense.


                              ALABAMA POWER COMPANY
                              600 North 18th Street
                            Birmingham, Alabama 35291
                                 (205) 257-2714

------------------------------------------------------------------------------

            Properly executed Proxies must be received by mail at or prior to the Special Meeting which will be held at 8:00 a.m., Central time, on November 21, 2001. Such Proxies should be sent to:

                              By Mail or By Courier

                              ALABAMA POWER COMPANY
                             c/o Corporate Secretary
                              600 North 18th Street
                            Birmingham, Alabama 35291
------------------------------------------------------------------------------

PROXY                                                                  PROXY

                              ALABAMA POWER COMPANY
                600 NORTH 18th STREET, BIRMINGHAM, ALABAMA 35291

The undersigned shareholder of Alabama Power Company (the"Company") hereby appoints Charles D. McCrary, William E. Zales, Jr., Ceila H. Shorts and Wayne Boston, and each of them individually, with full power of substitution, as proxies of the undersigned, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting of Shareholders of the Company to be held on Wednesday, November 21, 2001 all of the shares of 1988 Auction Series of the Company's Class A Preferred Stock, with stated capital of $100 per share and 1993 Auction Series of the Company's Class A Preferred Stock, with stated capital of $100,000 per share which the undersigned is entitled to vote at the Special Meeting, or any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This Proxy when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, the Proxy will be voted FOR
Item 1.

Indicate your vote by an (X). The Board of Directors recommends voting FOR Item
1.

Item 1. To amend the Charter to increase the percentages in the definition of Rate Multiple set forth in the Auction Procedures of the 1988 Auction Series of the Company's Class A Preferred Stock, with stated capital of $100 per share and the 1993 Auction Series of the Company's Class A Preferred Stock, with stated capital of $100,000 per share to the percentages set forth below:

                           Prevailing Rating                   Percentage
                           -----------------                   ---------
                           AA/aa or Above                     150%
                           A/a                                175%
                           BBB/baa                            200%
                           Below BBB/baa                      250%


             [  ]   FOR                [  ]  AGAINST              [  ] ABSTAIN

SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

Please check the box if you plan to attend the Special Meeting [   ].

                             SIGNATURE(S) OF OWNERS

X ____________________________________________________________________________


X  ___________________________________________________________________________



Dated:___________________________________________________________________, 2001

Name(s) ______________________________________________________________________
                                 (Please Print)

Capacity (full title): _______________________________________________________

Address:______________________________________________________________________
                               (Include Zip Code)

DAYTIME Area Code and Telephone No: ___________________________________________


Must be signed by the registered holder(s) exactly as name (s) appear (s) on the stock certificate or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title.

To be Filled Out if Applicable:

Name of Beneficial Holder:____________________________________________________

Beneficial Holder's Address: _________________________________________________

Daytime Area Code and Telephone Number:_______________________________________

Name of Broker Dealer(s):_____________________________________________________


- Account Numbers: ___________________________________________________________

- DTC No.: ___________________________________________________________________



Number of shares of 1988 Auction Preferred Stock entitled to vote:___________

Number of shares of 1993 Auction Preferred Stock entitled to vote:__________